UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 21, 2008

Celsion Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-14242	52-1256615
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

10220-L Old Columbia Road, Columbia, Maryland	21046-2364
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code  (410) 290-5390

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

                On February 21, 2008, Celsion Corporation issued a press release reporting its financial results for the quarter and year ended December 31, 2007 (the “Earnings Release”).  The Earnings Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.  The information in this report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended.

Item 9.01  Financial Statements and Exhibits.

Exhibit Number	Description
99.1	Earnings Release dated February 21, 2007, furnished pursuant to Item 2.02 of Form 8-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELSION CORPORATION

Date: February 21, 2008	By:	/s/ Paul B. Susie
Paul B. Susie Interim Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Earnings Release dated February 21, 2008, furnished pursuant to Item 2.02 of Form 8-K